EXHIBIT 99.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

The undersigned hereby certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that:

1. The Quarterly Report on Form 10-Q of Kimmins Corp. for the quarterly period ended June 30, 2002 as filed August 14, 2002 with the Securities and Exchange Commission, fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Kimmins Corp.

Date: August 14, 2002               /s/ Francis M. Williams
                                    --------------------------------------------
                                    Francis M. Williams, President and
                                    Chief Executive Officer of Kimmins Corp.


Date: August 14, 2002               /s/ Karl Burgin
                                    --------------------------------------------
                                    Karl Burgin, Vice President and
                                    Chief Financial Officer of Kimmins Corp.




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